CONSENT OF MESSRS. BATTLE FOWLER





     We consent to the reference to our Firm in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Amerindo Funds, Inc. as filed with the Securities and Exchange Commission on April 30, 1998.


                                                     BATTLE FOWLER



New York, New York
April 30, 1998

709563.1

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